SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): December 15, 2000
                               (December 15, 2000)


                      Furniture Brands International, Inc.
               (Exact name of Registrant as specified in charter)


              Delaware             I-91                43-033768
              --------             ----                ---------
     (State of Incorporation)   (Commission          (IRS Employer
                                 File Number)     Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                    (Address of principal executive offices)




                                 (314) 863-1100
                         (Registrant's telephone number)



Item 5.   Other Matters


     On January 25, 2001 the Company announced operating results for the fourth quarter and full year ended December 31, 2000, which included the Company's 7th consecutive year of record sales and earnings per share performance.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release, dated January 25, 2001




                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      Furniture Brands International, Inc.




                                  By:       /s/ David P. Howard
                                            David P. Howard
                                            Vice President, Treasurer and
                                              Chief Financial Officer





Dated:   January 25, 2001